                                                                    EXHIBIT 10.2


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. THIS WARRANT AND SUCH SECURITIES ARE BEING OFFERED PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAW AND CANNOT BE RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SUCH LAWS OR UNLESS EXEMPTIONS FROM REGISTRATION ARE AVAILABLE. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER GOVERNMENTAL AGENCY HAS PASSED ON, RECOMMENDED, OR ENDORSED THE MERITS OF THIS WARRANT OR SUCH SECURITIES. THIS WARRANT AND SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.




                                                              September 30, 1999



                           DIRECT III MARKETING, INC.
                             STOCK PURCHASE WARRANT

         Direct III Marketing, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Salvatore Asaro or his registered assigns, is entitled to purchase from the Company, at any time or from time to time during the period specified in Section 2 hereof, Twenty- five Thousand (25,000) fully paid and nonassessable shares of voting common stock, par value $.001, of the Company (the "Common Stock"), at an exercise price equal to Six ($6.00) Dollars per share, subject to adjustment hereunder (the "Exercise Price"), and subject to the other terms herein. As used herein, the term "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Stock Purchase Warrant (the "Warrant").

         This Warrant is subject to the following terms, provisions and conditions:

         1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office of the Company as it may designate by notice to the holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer to an account specified by the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within five business days after this Warrant



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shall have been so exercised and surrendered to the Company. The certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof and shall be registered in the name of such holder or such other name as such holder may designate subject to the transfer restrictions herein and upon payment by such holder of any applicable transfer taxes. In the event this Warrant is exercised in part, the Company shall also deliver a new Warrant to the holder hereof, which Warrant shall be identical to this Warrant, except that the number of Warrant Shares exercisable therefor shall be decreased by the number of Warrant Shares so purchased.

         2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date first listed above, and before 5:00 p.m., eastern time on the fifth anniversary after the date hereof (the "Exercise Period").

         3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

            (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

            (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

            (c) Certain Actions Prohibited. The Company shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

            (d) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

            (a) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the Common Stock into a greater number of shares, then, after the record date for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the


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Common Stock into a smaller number of shares, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.

            (b) Consolidation, Merger or Sale. In case the Company after the date hereof (a) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger,
(b) shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, all outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property, (c) shall transfer all or substantially all of its properties or assets to any other person or entity, or (d) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification for which adjustment in the Exercise Price is provided in Section 4(a)), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon such exercise immediately prior to such consummation, the highest amount of securities, cash or other property to which such holder would have been entitled as a shareholder upon such consummation if such holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 4. The Company shall not effect any such consolidation, merger, or sale of assets, or capital reorganization or reclassification unless prior to the consummation thereof, the continuing or surviving corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such securities, cash or other property as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

            (c) Distribution of Assets. In case the Company shall declare or make any distribution of its assets to all holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, other than a dividend payable in shares of Common Stock or in cash out of earnings of the Company, the holder of this Warrant shall be entitled upon exercise of this Warrant to receive the amount of cash, securities or other property that would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

            (d) Notice of Adjustment. Upon the occurrence of any event that requires any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (e) Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price. In the



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event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

            (f) No Fractional Shares If any exercise of this Warrant would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such exercise shall be the nearest whole number of shares.

            (g) Other Notices. In case at any time:

                (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

                (ii) the Company shall offer for subscription pro rata to all holders of the Common Stock any additional shares of stock of any class or other rights;

                (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to another entity; or

                (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant notice of (a) the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution or subscription rights, or for determining the holders of Common Stock entitled to vote in respect of any such transaction, and
(b) the date (or, if not then known, a reasonable approximation thereof by the Company) when such transaction shall occur. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon consummation of such transaction. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of any action referred to in clauses (i), (ii), (iii) and (iv) above.

            (h) Certain Events. In case any event shall occur as to which paragraphs (a), (b) or (c) of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the rights represented by this Warrant in accordance with the essential intent of such provisions, the Company shall give notice of such event as provided in Section 4(d) and shall make an appropriate adjustment in the Exercise Price and the number of Warrant Shares to preserve, without dilution, the rights represented by this Warrant.

         5. No Rights as a Stockholder. Prior to the exercise of this Warrant, the holder hereof, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.



                                        4

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         6. Transfer, Exchange, and Replacement of Warrant.

            (a) Restriction on Transfer. The holder of this Warrant (including any replacement Warrant) acknowledges that this Warrant and any Warrant Shares may not be sold, transferred, assigned or otherwise disposed of unless such securities have been registered under the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws or are being sold, transferred or assigned pursuant to an applicable exemption under the Securities Act and the holder of this Warrant shall have delivered an opinion of counsel to the Company stating that an exemption from such registration or qualification is available (such opinion and such counsel to be acceptable to the Company), except for (i) the exercise of this Warrant in accordance with its terms, (ii) pledges to bona fide financial institutions to secure the repayment of indebtedness and (iii) in case of natural persons, transfers to immediate family members or a trust or trusts for the benefit of such family members for estate planning purposes. The holder of this Warrant and each such permitted transferee shall (A) be bound by the transfer restrictions contained herein and
(B) execute, prior to any transfer, such documents as the Company may reasonably request to evidence and affirm their obligations hereunder. The Warrant Shares shall be issued with a restrictive legend setting forth the above restrictions on transfer.

            (b) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

            (c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer or replacement as provided in this
Section 6, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes and all other reasonable expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 6.

            (d) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name, address and social security number of the person in whose name this Warrant has been issued, as well as the name, address and social security number of each transferee and each prior owner of this Warrant.

         7. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as such holder shall have furnished to the Company. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to Direct III Marketing, Inc., 12760 High Bluff Drive, Suite 210, San Diego, California 92130, or to such other address as the Company shall have furnished to the holder of this Warrant. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized


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overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof at the address specified in this Section 7 or, if mailed by registered or certified mail or with a recognized overnight mail courier, upon deposit with the United States Post Office or such overnight mail courier, postage prepaid and properly addressed.

         8. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS OR ANY OTHER JURISDICTION'S CONFLICTS OF LAW.

         9. Miscellaneous.

            (a) Amendments. This Warrant may only be amended by an instrument in writing signed by the Company and the holder hereof.

            (b) Headings. The headings of the sections and paragraphs of this Warrant are for reference purposes only, and shall not affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                                    DIRECT III MARKETING, INC.


                                                    By: /s/ Robert deRose
                                                        ------------------------
                                                        Robert deRose, President





                                       6


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                           FORM OF EXERCISE AGREEMENT


                                                          Dated: ________, ____.


To:_____________________________


         The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $_________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                                       Name:____________________________________

                                       Signature:_______________________________

                                       Address:_________________________________

                                               _________________________________

                                       Note: The above signature should
                                             correspond exactly with the name on
                                             the face of the within Warrant.



                                        7

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                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth below to:

Name of Assignee                      Address                      No. of Shares
----------------                      -------                      -------------





, and hereby irrevocably constitutes and appoints ______________
________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____,



                             Name: _____________________________________________


                                   Signature: __________________________________

                                   Title of Signing Officer or Agent (if any): -

                                   _____________________________________________

                                   Address: ____________________________________

                                   _____________________________________________

                                   Note: The above signature should correspond
                                         exactly with the name on the face of
                                         the within Warrant.




                                        8